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                                                                   EXHIBIT 10.19

                                    LICENSE

        THIS LICENSE made this 19th day of December, 1985 by and between:

                         KING FEATURES SYNDICATE, INC.
                              235 East 45th Street
                            New York, New York 10017
                               ("King Features")

                                      and

                            THE HEARST CORPORATION,
                        King Features Syndicate Division
                              235 East 45th Street
                            New York, New York 10017
                                   ("Hearst")

                                      and

                                 POPEYES, INC.
                            A Louisiana corporation,
                          1333 South Clearview Parkway
                           Jefferson, Louisiana 70121
                                  ("Popeyes")

                                      and

                         A. COPELAND ENTERPRISES, INC.,
                            A Louisiana Corporation
                          1333 South Clearview Parkway
                           Jefferson, Louisiana 70121
                                  ("Copeland")

        WHEREAS, King Features is the owner of the copyright in the characters contained in a cartoon strip entitled "Popeye," including their names, pictures, likenesses, images, symbols, caricatures, cartoons and signatures (hereinafter collectively referred to as "Popeye cartoon"); and

        WHEREAS, the first cartoon featuring the Popeye character was published January 17, 1929 under the title "The Thimble Theater-Now Showing Gobs of Work" and the copyright therein was duly registered by King Features Syndicate, Inc., a predecessor in interest of the present King Features under certificate C1.K5, No. 36345, and renewed, by King Features under R164,887, for a term ending December 31, 2004; and
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        WHEREAS, the Popeye cartoon has been published from time to time in various forms and media and the copyright therein has been duly registered by King Features or its predecessor in interest; and

        WHEREAS, King Features is a wholly owned subsidiary of Hearst and has granted to Hearst certain rights to license the copyrights which King Features owns; and

        WHEREAS, Hearst granted A. Copeland Enterprises, Inc., a Louisiana corporation, ("Copeland") a license on March 24, 1976 to the sole and exclusive right in the U.S. to use the copyrighted Popeye cartoon in its business and trade, and the advertising thereof, which is described as the operation and supply and franchising the operation of restaurants specializing in the sale of food items such as fried chicken, french fries and other prepared or packaged food or food ingredients (hereinafter "Trade and Business"); and

        WHEREAS, Popeyes is the successor of Copeland's rights under the March 24, 1976 license from Hearts, Popeyes having agreed to perform and be bound by all of the covenants, conditions and obligations therein; and

        WHEREAS, Popeyes is desirous of having a written license to reflect its rights under the aforesaid agreement for recording in the Copyright Office pursuant to 17 U.S.C. 205; and

        WHEREAS, Copeland is desirous of having said written license recorded in the Copyright Office.

        NOW, THEREFORE, good and valuable consideration being extant, it is hereby agreed by and between the parties that:

        1. The parties ratify and confirm that Popeyes has the sole exclusive right in the United States to use the Popeye cartoon in its Trade and Business and in the advertising thereof pursuant to a license from Hearst under copyright certificate C1.K5, No. 363,887, and the subsequent registrations of the copyright of the Popeye cartoon obtained by King Features.

        2. The rights of Popeyes to use the Popeye cartoon are subject to and limited by the terms and conditions of the March 24, 1976 license.

        3. The term of this license shall be for one (1) year and shall be automatically renewed from year to year as of January 1st of each year, provided that Popeyes has performed all of the terms and conditions set forth in the March 24, 1976 agreement, and that it is not in default or breach of the agreement.

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Notwithstanding anything to the contrary, however, Popeyes may terminate this license on ninety (90) days' written notice.

        4. As a material condition of this license, Popeyes shall properly affix to each reproduction of the Popeye cartoon or any part thereof licensed hereunder such due notice of copyright in the name of King Features Syndicate, Inc., (or any other such name as is furnished to Popeyes in writing by Hearst), as is provided by the Universal Copyright Convention, such as "(C) By King Features Syndicate, Inc." and including in such notice as part thereof the proper year of years.

        5. Upon the happening of any one of the following events, Hearst shall have the option to terminate this agreement forthwith:

                A.      The filing by Popeyes of a petition in bankruptcy.

                B. The filing against Popeyes of a petition in bankruptcy and the failure of it to take affirmative action within sixty (60) days to have such petition dismissed.

                C. The making by Popeyes of a general assignment for the benefit of its creditors.

                D. The involuntry appointment of a receiver or trustee of all or substantially all of Popeyes' assets and the failure of Popeyes to take affirmative action within sixty (60) days to have such appointment dismissed.

                E. The application for relief by Popeyes under any insolvency law.

                F. The liquidation in whole or in part of Popeyes' business.

        6. The rights granted pursuant to the March 24, 1976 agreement and ratified herein are personal to Popeyes and its subsidiary corporations, and may not, in whole or in part, be transferred or assigned without Hearsts' prior written consent, which will not be unreasonably withheld. However, Popeyes shall have the right to sublicense its rights hereunder to its franchisees provided said franchisees are also bound by the same quality obligations imposed on Popeyes under the March 24, 1976 license and hereunder. Notwithstanding the foregoing, nothing in this paragraph shall relieve Popeyes of its obligations under this agreement or the March 24, 1976 license.

        7. Except as otherwise provided herein, Hearst and King Features warrant and represent they have not heretofore granted nor will they hereafter grant any rights inconsistent with or in

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direct conflict with those granted herein. King Features further warrants and represents that it is the copyright proprietor of the Popeye cartoon. It is understood that no warranty or representation is made by Hearst or King Features with regard to the use of the name WIMPY or variations thereof and the use of said name may subject Popeyes to legal liability.

        8. Nothing herein contained shall be deemed to create a partnership, joint venture or other similar relationship between the parties.

        9. Popeyes has no right to use the Popeye cartoon or any part thereof or equivalent thereto except to the extent expressly permitted hereunder. Popeyes shall have no right hereunder to reproduce, use or sell, or cause to be sold, reproductions of the Popeye cartoon or any part thereof, either alone or in combination with any product or thing offered for sale or resale, except as specifically authorized for the purposes of its Business and Trade with respect to the described operation of the restaurant business.

        10. Upon termination of this agreement, Popeyes will not in any way or manner in connection with the sale of any product, service or thing use or cause to be used, directly or indirectly, the Popeye cartoon or any part, name or element thereof as licensed herein. However, nothing herein shall be construed to require the discontinuance of the POPEYES mark for restaurant services and food products by Popeyes after this agreement is terminated.

        11. Any and all rights in and to the Popeye cartoon and characters not expressly granted to Popeyes are reserved to Hearst and King Features and any one or more of these said rights may be exercised or enjoyed by Hearst and King Features, directly or indirectly at any and all times.

        12. This agreement, coupled with the March 24, 1976 agreement, sets forth the entire understanding of the parties and may not be modified or waived, in whole or in part, except in writing signed by the party against whom such modification or waiver is sought to be enforced. There are no warranties, representations or promises other than those expressly set forth herein or in the March 24, 1976 agreement.

        13. This agreement shall be construed in accordance with and governed by the laws of the states of America, state of New York.

        14. This agreement shall be binding upon and inure to the benefit of The Hearst Corporation and its successors and assigns.

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        15.     Copeland guarantees that Popeyes shall fully perform all of the covenants, conditions and obligations, contained in the March 24, 1976 license and in this agreement.

        16. In the event of the declaration by a judicial tribunal having jurisdiction over the parties of the invalidity of any portion of this agreement, such decision shall not affect the remaining portion, which shall remain and continue in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this agreement to be effective the month, day and year first above written.

THE HEARST CORPORATION,                         KING FEATURES SYNDICATE, INC.
King Features Syndicate Division


BY /s/                                          BY /s/
   --------------------------                      ----------------------

TITLE: President                                TITLE: President
       ----------------------                         -------------------

A.  COPELAND ENTERPRISES, INC.                          POPEYES, INC.


BY /s/ Alvin C. Copeland                        BY /s/
  ---------------------------                      -----------------------
     Alvin C. Copeland


TITLE: President                                TITLE: President
       ----------------------                          -------------------
       Chairman
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